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                                                                   EXHIBIT 10(A)
                                     LEASE

     THIS LEASE entered into as of the 1st day of April, 1996, between Traverse Software Investment L.L.C., a Michigan limited liability company, of 3676 Jackson Road, Kingsley, Michigan, 49649 (hereinafter referred to as "Landlord") and Versus Technology, Inc., a Delaware corporation, of 2320 Aero Park Court, Traverse City, Michigan, 49686 (hereinafter referred to as "Tenant").

     W I T N E S S E T H :

     1. Leased Premises. Landlord leases to Tenant and Tenant hires from Landlord that portion of the building to be constructed by Landlord, located at Cass Road, Traverse City, Michigan (2600 Miller Creek Dr.) consisting of approximately 9,000 to 10,000 square feet, as shown outlined in red on the attached drawing and consisting of approximately 5,000 sq. feet, including a specialized area for electronic manufacturing/assembly with installed antistatic tile, an area suitable for use by Tenant to meet its currently estimated shipping and receiving needs, and additional space within the building to be shared and used in common with other tenants in the building (hereinafter the "Premises"); subject, however, to easements, liens and restrictions of record, if any, and present and future zoning or other laws and regulations relating to the Premises.

     2. Term. The original term of this Lease shall be for a period of 60 months commencing on the 1st day of July, 1996, and ending on the 30th day of June, 2001, regardless of actual entry, subject to the provisions of this Lease. If Landlord is unable to give possession of the Premises on the date of commencement of the term of this Lease because construction repairs or improvements are not completed, rent shall abate for the period that possession by Tenant is delayed. If such delay shall continue for more than 180 days, Tenant may, within ten (10) days after the expiration of the said 180 day period, give the Landlord a notice of election to terminate this Lease. Unless possession of the Premises is sooner made available, this Lease shall terminate on the tenth day after the giving of the said notice and Landlord shall return to Tenant all sums previously paid. Landlord shall have no obligation to Tenant for failure to give possession except as provided in this paragraph, nor shall the failure to give such possession extend the term of this Lease beyond the stated ending date.

     3.  Rent.

            (a) Minimum Rent. The fixed minimum rent for the Premises shall be $57,000.00 Dollars per year payable by Tenant to Landlord in equal monthly installments of $4,750.00 Dollars each, on or before the first day of each month in advance during the term hereof without any prior demand therefor and without deduction or set off whatsoever, the first monthly rental payment to be paid upon the date Tenant is notified that the Premises are ready for occupancy.


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            (b)  Additional Rent.  Minimum rent as provided in
                 Paragraph 3(a) hereof shall be increased from time to time as follows:

                 (1) The minimum monthly rent provided for in Paragraph 3(a) shall be increased on July 1, 1997, and on July 1 of each year thereafter, so that the minimum rent for that ensuing 12 month period shall be equal to 1.04 times the minimum rent applicable to the preceding 12 month period.

                 (2) The Tenant shall pay as additional rent any money and charges required to be paid pursuant to the terms of this Lease whether or not the same may be designated "additional rent." If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectible as additional rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of the Landlord.

                 (3) The Tenant shall pay to the Landlord's building contractor, Eastwood Custom Homes, Inc., the sum of $35,000.00 as and when the building contractor submits an invoice therefor after the tenant improvements applicable to Tenant have been installed. Subject to Paragraph 2, said $35,000.00 shall be non- refundable, shall be for the Landlord's benefit, and all tenant improvements applicable to Tenant shall belong to the Landlord upon termination of the Lease.

     5. Security Deposit. A security deposit of one month's rent, in addition to the first monthly rental payment, shall be paid to Landlord upon execution of this Lease. Upon expiration or termination of the term of this Lease, the Landlord shall return such security deposit to the Tenant less (1) any amounts expended to repair or clean the Premises; (2) any unpaid rentals then due; and
(3) the cost of performing any obligations imposed upon Tenant by this Lease.

     6. Place for Payment of Rent. All payments of rent shall be made at Landlord's address set forth above or at such other place as Landlord shall designate from time to time in writing.

     7. Utilities and Other Services . Tenant shall pay one half of all charges for electricity, telephone, snow plowing, janitorial services, trash pickup, and all other utilities and services used on or at the Premises during the term of this Lease.

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Landlord shall bill Tenant periodically, and Tenant shall pay the same in accordance with paragraph 3(b)(2) of this Lease.

     8. Net Lease. It is the intention of the Landlord and Tenant that the rent herein provided shall be net to the Landlord in each year during the term of this Lease, that all costs, expenses and obligations of any kind relating to the Premises (except as otherwise specifically provided in the Lease) which may arise or become due during the term of this Lease shall be paid by Tenant, and that the Landlord shall be indemnified by the Tenant against all such costs, expenses and obligations.

     9. Use of Premises. Tenant shall use and occupy the Premises only for office administrative and computer software support and educational purposes, as approved from time to time by the Landlord, and for no other purpose without the prior written consent of Landlord.

     10. Preparation of Premises. Tenant shall pay all expenses of preparing the Premises for Tenant's occupancy, except as may be otherwise agreed in writing.

     11. Acceptance of Premises. Except as Landlord and Tenant may otherwise agree in writing at such time, the taking of possession by Tenant shall be conclusive evidence that, at such time, the Premises were in satisfactory or acceptable condition. Landlord has made no representations as to the condition of the Premises except as herein provided and Landlord shall not be liable for any latent or patent defects therein.

     12. Improvements and Alterations. Tenant may make alterations to the interior of the Premises, at its own expense, provided that no structural damage results; and further provided that any such alterations or improvements shall first be approved by Landlord in writing.

     13. Maintenance and Repair. The Landlord, after receiving written notice from the Tenant and having reasonable opportunity thereafter to obtain the necessary workmen therefor, agrees to keep in good order and repair the roof and the four outer walls of the Premises but not the doors, door frames, the window glass, window casing, window boxes, windows or any of the appliances or appurtenances of the doors or window casings, window frames and windows, or any attachment thereto or attachments to the building or Premises used in connection therewith. Landlord shall not be responsible for any repairs, structural or otherwise, which are a result of the negligence or willful conduct of Tenant. Tenant shall maintain the interior of the Premises, including the plate glass windows and plumbing and heating systems, in good order and repair. Any repairs made by Tenant shall be done by a contractor approved in writing by the Landlord before such work is commenced. If Tenant shall fail to properly maintain and repair the Premises, Landlord may elect not to treat such failure as a breach of this Lease, in which case Landlord may cause the repairs to be done and shall charge the expense thereof against Tenant, to be paid immediately upon presentation of a statement therefor.


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     14.  Insurance.  Landlord shall carry fire and extended coverage insurance on the building in which the Premises are located; provided, however, Tenant shall reimburse Landlord for 50% of such expense upon billing in accordance with paragraph 3(b)2) of this Lease. Tenant shall reimburse Landlord for 100% of that portion of the expense, if any, attributable to any improvements made by Tenant or resulting from ratings or penalties imposed by reason of Tenant's business. Tenant shall maintain insurance on Tenant's leasehold improvements, and on the contents on property in or about the Premises. Tenant shall, at its own cost and expense, obtain and keep in force, for its own benefit and the benefit of the Landlord, public liability insurance with coverage in such amounts as Landlord may reasonably request from time to time, but not less than Three Million ($3,000,000.00) Dollars to any individual and Five Million ($5,000,000.00) Dollars for each accident, together with property damage insurance with coverage of at least Two Million ($2,000,000.00) Dollars for each accident; a duplicate certificate of issuance of such insurance shall be furnished to Landlord. Such insurance shall be non-cancelable without ten (10) days written notice to Landlord. Except for the public liability coverage required of Tenant hereunder, Tenant shall not obtain any separate insurance concurrent in form or contributing in the event of loss with that required of Landlord hereunder, unless Landlord is included therein as the insured, with the loss payable in accordance with this Lease.

     15. Waiver of Subrogation. The parties hereto agree to use good faith efforts to have at no additional cost any and all fire, extended coverage or any and all material damage insurance which may be carried endorsed with the following subrogation clause: "This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for loss occurring to the property described herein"; and each party hereto hereby waives all claims for recovery from the other party or Landlord for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance subject to the limitation that this waiver shall apply only when it is either permitted or by the use of such good faith efforts could have been so permitted by the applicable policy of insurance.

     16. Indemnity. Tenant agrees to indemnify and hold harmless Landlord from any and all claims, demands or liabilities of whatsoever kind or nature which in any way arise out of Tenant's use and occupancy of the Premises, whether or not such claims, demands or liabilities arose in part from the negligence of Landlord, but not where any such claim, demand or liability arises from the sole negligence of Landlord. The liability of Tenant to indemnify Landlord as herein set forth shall not extend to any matter against which Landlord shall be effectively protected by insurance; provided, however, that if such liability shall exceed the amount of the effective and collectible insurance in question, the said liability of Tenant shall apply to such excess.

     17. Signs. All signs and advertising displayed in and about the Premises shall be such only as advertise the business carried on upon said Premises, and no sign shall be displayed excepting such as shall be approved by the Landlord prior to the installation thereof.


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     18.  Tenant's Personal Property and Taxes.  All personal property of
Tenant kept on the Premises shall be at Tenant's sole risk, and Tenant hereby waives all right of recovery which it might otherwise have against Landlord for any loss, theft or damage to Tenant's personal property, excepting such loss, theft or damage as may result from Landlord's sole negligence. Tenant shall pay promptly when due all personal property taxes levied on, or with respect to, personal property owned by Tenant. Landlord shall pay all real property taxes and assessments levied on the Premises; provided, however, Tenant shall reimburse Landlord for 50% of such expense upon billing in accordance with paragraph 3(b) of this Lease. In the event Landlord and/or Tenant hereafter adds onto the existing building, the foregoing percentage will be adjusted to reflect the relative assessed value of the portions of the building occupied by Tenant.

     19. Destruction - Fire or Other Cause. If the Premises shall be rendered untenantable by fire or other casualty, then Landlord shall make the Premises tenantable as speedily as possible, and the rent shall be abated in whole or in part, according to the portion of the Premises which is rendered untenantable, during the period of untenantability, except that there shall be no such abatement if such fire or other casualty shall be caused by the negligence of Tenant or its agents, employees, invitee or licensees, and further, there shall be no abatement for the time required for the replacement or repair of any property of Tenant, in excess of the time required to make the Premises tenantable.

     In the event that the Premises cannot be made tenantable within ninety
(90) days, then either Landlord or Tenant may terminate this Lease, effective as of the date of casualty, by notification to the other of such termination within ten (10) days after Landlord shall have notified Tenant of the time required to make them tenantable. Landlord shall, in its sole judgment, reasonably exercised, determine the length of time required to make the Premises tenantable, and shall notify Tenant of such determination within twenty (20) days after the occurrence of the fire or other casualty.

     20. Laws and Regulations. Tenant shall, at its own cost and expense, comply with all of the requirements of all laws and regulations, municipal, state and federal, now in force, or which may hereafter be in force, pertaining to the Premises, and the use and occupancy thereof. To the extent that any renovation of all or a part of the building in which the Premises are located requires any part of the Premises to be upgraded to meet code requirements, Tenant shall bear the cost and expense of upgrading.

     21. Eminent Domain. In the event that the Premises be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease shall terminate as of the date of actual taking. In the event that any part of the Premises be so condemned or taken, Landlord shall have the right to terminate this Lease as of the date of actual taking by giving Tenant written notice of such termination; but should Landlord not so terminate this Lease, this Lease shall cease as to the part taken and the rent adjusted so that Tenant shall pay a pro-rata portion of the rent determined by


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the amount of space (and rate therefor) remaining after the taking.  Landlord shall be entitled to receive the entire award from any such condemnation or taking of the Premises or any part thereof, without deduction therefrom for any estate or interest granted to Tenant by this Lease, provided, that nothing herein contained shall be deemed to prevent Tenant from claiming compensation for relocation costs or loss for interruption of business in the event an award with respect thereto is provided for by law or is fixed in the proceeding in which such taking shall occur; provided, further, that Tenant shall be entitled to such amount, if any, awarded for condemnation, or taking of personal property owned by Tenant, which personal property is not attached to the real estate as an appurtenance thereto.

     22. Assignment and Subletting. Tenant shall not assign, mortgage or in any way encumber this Lease, nor any part, right or interest thereof, nor shall Tenant let or sublet or permit any part of the Premises to be used or occupied by others for any reason whatsoever, unless Landlord shall consent thereto in writing in each and every case and instance. Landlord shall have the absolute right to withhold consent for any reason or no reason.

     An assignment within the meaning of this paragraph shall be deemed to include one (1) or more sales or transfers by operation of law or otherwise, or issuance of new stock, by which an aggregate of more than 50% of Tenant's voting stock shall be vested in a party or parties who are non-stockholders on the date hereof. For the purpose of this paragraph, stock ownership shall be determined in accordance with the provisions set forth in section 544 of the Internal Revenue Code as the same existed on January 1, 1996.

     Any consent by Landlord to an act of assignment or subletting shall be held to apply only to the specific transaction hereby authorized. Such consent shall not be construed as a waiver of the duty of Tenant, or Tenant's legal representatives or assigns, to obtain Landlord's consent to any other or subsequent assignment or subletting or as modifying or limiting the rights of Landlord under the foregoing covenant by Tenant not to assign or sublet without such consent. Nor shall receipt of rent by Landlord, with knowledge of any breach of this Lease by Tenant, or of any default by Tenant in the observation or performance of any case and instance. Landlord shall have the absolute right to withhold consent for any reason or no reason.

     23. Default and Termination. If any one or more of the following events (hereinafter referred to as "Events of Default") shall occur:

            (a) If Tenant shall fail to make payment of any rent or additional rent or percentage rent when due and such default shall continue for a period of ten (10) days after notice from Landlord to Tenant specifying the items in default; or

            (b) If default shall be made by Tenant in the performance or compliance with any of the agreements, terms, covenants or conditions in this Lease other than those referred to in


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                 subparagraph (a) hereof for a period of twenty (20) days after notice from Landlord to Tenant specifying the items in default, or in the case of a default on a contingency which cannot with due diligence be cured within the said twenty (20) day period, Tenant fails to proceed with the said twenty (20) day period to cure the same and thereafter to proceed with the curing of such default with due diligence (it being the intention hereby in connection with a default not susceptible of being cured with due diligence within the said twenty (20) day period that the time within which to cure the same be extended for such period of time as may be necessary, exercising all due diligence, to complete the same);

then and in any such event Landlord at any time thereafter may give written notice to Tenant specifying such Event or Events of Default and stating that this Lease and the term hereof shall expire and terminate on the date specified in such notice, which shall be at least ten (10) days after the giving of such notice, and upon the date specified in such notice this Lease and the term hereof and all rights of Tenant under this Lease including any renewal privileges, whether or not exercised, shall expire and terminate, and Tenant shall remain liable as hereinafter provided.

     24. Damages. If this Lease shall be terminated under the provisions of the preceding paragraph or by summary proceedings or otherwise, or if the Premises or any part thereof shall be abandoned by Tenant or shall become vacant during the term hereof, Landlord may in Landlord's own name, but as agent for Tenant if this Lease not be terminated, or if this Lease be terminated, in Landlord's own behalf, relet Premises or any part thereof, or said Premises, with additional premises, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent and alterations of the demised Premises) as Landlord may determine in Landlord's sole and uncontrolled discretion and may collect and receive rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof, or for any failure to collect any rent due upon such reletting.

     No such expiration or termination of this Lease, or summary proceedings, abandonment or vacancy, shall relieve Tenant of its liability and obligation under this Lease, whether or not the demised Premises shall be relet. In any such event, Tenant shall pay Landlord the rent and all other charges required to be paid by Tenant up to the time of such event. Thereafter:

    (a) (i) Tenant, until the end of the term of this Lease, or what would have been such term in the absence of any such event, shall be liable to Landlord as damages for Tenant's default for the equivalent of the amount of the rent and charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds of any reletting effected pursuant to the provisions of this


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                 paragraph, after deducting all Landlord's expenses in
                 connection with such reletting, including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, legal expenses, reasonable attorneys' fees, alterations costs, and expenses of preparation of such reletting.

                 (ii) Tenant shall pay such current damages (herein called
                      "deficiency") to Landlord monthly on the days on which the rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise.

            (b) If the demised Premises or any part thereof be relet by Landlord for the unexpired term of this Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall prima facie be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

            (c) If this Lease be terminated by summary proceedings or otherwise, or if the Premises are abandoned or become vacant, and whether or not the Premises be relet, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, in addition to any damages becoming due under this paragraph 24, the following: an amount equal to all expenses, if any, including reasonable counsel fees, incurred by Landlord in recovering possession of the demised Premises, and all reasonable costs and charges for the care of said Premises while vacant, which damages shall be due and payable by Tenant to Landlord at such time or times as such expenses are incurred by Landlord.

     25. Surrender of Premises. Upon the expiration or the termination of the term of this Lease, or any extension of the term in accordance herewith, Tenant shall quit and surrender the Premises to Landlord in good order and broom clean condition, ordinary wear and damage by the elements excepted; and Landlord upon or at any such expiration or termination may without further notice enter upon and re-enter the Premises and possess and repossess Landlord thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess and remove Tenant and all other persons and property from the Premises. Tenant shall remove all of its property, including but not limited to trade fixtures, provided such removal can be accomplished without damage to the Premises. In the event any such removal would result in damage to the Premises, Tenant may remove such property only with the written consent of Landlord. Landlord may condition such consent on Tenant's placing in escrow an amount of money which Landlord in Landlord's sole discretion determines is


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sufficient to make any repairs necessitated by any such removal.  Any property of Tenant or of anyone claiming under Tenant which shall remain on the Premises after the expiration or termination of the Lease term, shall be deemed to have been abandoned by Tenant, and either may be removed by Landlord as its property or may be disposed of in such manner as Landlord may see fit, and Landlord shall not be responsible for the same. Except as otherwise herein provided, any improvements to or installations on the Premises made by Tenant shall become the property of the Landlord and shall remain on the Premises at the termination of the Lease.

     26. Access to Premises. Landlord shall have the right to enter upon the Premises at all reasonable hours for the purpose of inspecting same, preventing waste, loss or destruction, removing obstructions, making such repairs or alterations as it is obligated to make under the terms of this Lease, or to enforce any of Landlord's rights or powers under this instrument, and Landlord shall not be liable nor responsible for any loss that may accrue to Tenant's business by reason thereof. The Landlord may show the Premises to prospective tenants at any time during the last six (6) months of the term hereof or any renewal term of this Lease, subject to the consent of Tenant which shall not be unreasonably withheld.

     27. Subordination. This Lease is subject and subordinate to all underlying leases, and mortgages which nor or hereafter affect the Premises and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant shall execute promptly from time to time any certificate or other instrument that Landlord may request to confirm this subordination.

     28. No Waiver. The failure of either party to enforce any covenant or condition of this Lease shall not be deemed a waiver thereof or of the right of either party to enforce each and every covenant and condition of this Lease.
No provision of this Lease shall be deemed to have been waived unless such waiver be in writing.

     29. Notices. All notices, bills or statements required hereunder shall be in writing, and shall be deemed to have been given if either delivered personally or mailed by certified or registered mail to Landlord at Landlord's address and to Tenant at the Premises. Either party may change the address for notice, bills or statements by giving notice of such changes as hereinabove set out.

     30. Successors and Assigns. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective successors, and except as otherwise provided in this Lease, their assigns.

     31. Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon Tenant's paying the rent and observing and performing all the terms, covenants and conditions on Tenant's part to be performed and observed, Tenant may peaceably and quietly enjoy the Premises leased hereby.



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     32.  Lien.  In case Tenant shall default in the payment of rent, additional rent and expenses, as the same become due and payable, Tenant for the purpose of securing the payment of such rent and the performance of Tenant's covenants herein contained, does hereby mortgage and grant a security interest in all the fixtures, equipment and supplies now owned by Tenant or hereafter owned by Tenant and located on the Premises during the term, or any additional term, and does hereby authorize and empower Landlord to foreclose the same, take possession of all of the property and sell the same at public auction and account for the proceeds thereof according to the laws of the State of Michigan, first giving Tenant at least thirty (30) days notice of the time and place of such auction. Tenant hereby agrees to execute and deliver to Landlord a financing statement for filing in the appropriate public office to give public notice of Landlord's security interest hereby granted.

     33. Holding Over. Notwithstanding any provision of law or any judicial decisions to the contrary, no notice shall be required from either party to terminate this Lease on the expiration date herein specified, and anything herein contained and implied to the contrary notwithstanding, a holding over by the Tenant, its successors or assigns, beyond the expiration of such term, shall give rise to a tenancy from month to month only at a monthly rental rate equal to three times the monthly rental rate in effect on the expiration date. Tenant will not enter into any sublease for a period beyond the expiration of this Lease or, if this Lease be renewed, beyond any renewal period. If, nevertheless, any subtenant of Tenant or anyone holding by, through, or under Tenant should fail to surrender possession of the Premises, or any part thereof, by the expiration date of this Lease (or any renewal date, if this Lease should be renewed), Tenant shall take appropriate action or proceedings to remove any such subtenant or person from said Premises and shall conduct such action or proceedings with reasonable diligence and continuity until the completion thereof. While such action or proceedings are pending Tenant shall not be deemed a holdover tenant but shall be deemed a month-to-month tenant at a monthly rent in the same amount as that provided for during the last month of the preceding term. If, within a reasonable time after expiration of the term or renewal term, as the case may be, Tenant shall have failed to remove any such subtenant or person, who shall be holding by, through or under Tenant, Tenant shall reimburse Landlord for the reasonable cost and expense, including attorneys' fees, which Landlord may incur if Landlord shall seek to remove any such subtenant or person.

     34. Entire Agreement. This Lease contains and fully integrates the entire agreement between the parties and shall not be modified in any manner except by an instrument in writing executed by the parties. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     35. Partial Payment of Rent. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to


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be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

     36. Title to Property to be Preserved. Tenant agrees, and notice is hereby given, that no mechanic's or other liens shall in any manner or degree affect the title of the Landlord to land hereby leased, nor shall anything in this Lease contained authorize the Tenant to encumber or impair in any manner the title of the Landlord in the Premises, lands, buildings or personal property.

     37. Gender. Words of any gender in this Lease shall be held to include any other gender in this Lease and words in the singular shall be held to include the plural when the sense requires.

     38. Tenant's Estoppel Certificates. Tenant shall, without charge, at any time and from time to time, within ten (10) days after request by Landlord, certify by written instrument, duly executed, acknowledged and delivered, to Landlord or any other person, firm or corporation specified by Landlord:

     (a) That this Lease is unmodified and in full force and effect, or, if there have been any modifications, that the same is in full force and effect as modified and stating the modifications;

     (b) whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof and any modifications hereof upon the part of Tenant to be performed or complied with, and, if so, specifying the same;

     (c) the dates, if any, to which the minimum rent, additional rent and other charges hereunder have been paid in advance;

     (d)  the date of expiration of the current term; and

     (e)  the net rent then payable under this Lease.

     39. Landlord's Estoppel Certificate. Landlord shall, without charge, at any time and from time to time, within ten (10) days after request by Tenant or leasehold mortgagee certify by written instrument, duly executed, acknowledged and delivered, to the effect that this Lease is unmodified and in full force and effect (or if there shall have been modifications that the same is in full force and effect as modified and stating the modifications) and the dates to which the net rent and other charges have been paid, the date of expiration of the current term, the net rent then payable under this Lease, and stating whether or not, to the best knowledge of the person executing such certificate on behalf of Landlord, Tenant is in default in performance of


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any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the person executing such certificate may have knowledge.


     IN WITNESS WHEREOF, the parties hereto have executed this Lease and affixed their seals as of the date first above written.


Witnesses:                                                LANDLORD:
                                              TRAVERSE SOFTWARE INVESTMENT L.L.C

                                              By:
                                                 -------------------------------
                                                 Gary T. Gaisser

                                              Its: Authorized Agent




                                              TENANT: Versus Technology, Inc.

                                              By:
                                                 -------------------------------
                                                 Debra Boyer, Chief Financial
                                                 Officer



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